EXHIBIT 99.1

NERDWALLET REPORTS FOURTH QUARTER AND FULL YEAR
2023 RESULTS
Fourth Quarter Revenue of $133.7 million, Down 6% Year-Over-Year

FINANCIAL HIGHLIGHTS
•Revenue of $133.7 million for Q4’23 and $599.4 million for full year 2023
•GAAP income from operations of $4.6 million for Q4’23 and $3.6 million for full year 2023
•GAAP net loss of $2.3 million or $0.03 loss per diluted share for Q4’23 and GAAP net loss of $11.8 million or $0.15 loss per diluted share for full year 2023
•Non-GAAP operating income of $12.6 million for Q4’23 and $26.4 million for full year 2023
•Adjusted EBITDA of $29.3 million for Q4’23 and $97.6 million for full year 2023
SAN FRANCISCO, CA—February 14, 2024—NerdWallet, Inc. (Nasdaq: NRDS), which provides trustworthy financial guidance to consumers and small and mid-sized businesses (SMBs), today reported financial results for its fourth quarter and full year ended December 31, 2023.
“Though headwinds outweighed tailwinds in our business in 2023, we made critical structural improvements to increase our efficiency and relentlessly improve our operations, setting us up for margin leverage as growth returns,” said Tim Chen, Co-Founder and CEO of NerdWallet. “With 2024 well underway, we will continue to prioritize relentless self-improvement, our long-term orientation, and our commitment to consumers to drive results as we make progress towards our vision of building a trusted financial ecosystem.”
“Although we did not meet our revenue or adjusted EBITDA outlook for Q4, we finished 2023 with $599 million in revenue—an 11% increase over the previous year,” said Lauren StClair, CFO of NerdWallet. “While we are at a tough moment in this credit cycle, particularly in interest rate-sensitive areas, we are cautiously optimistic that the beginning of recovery is in sight, and are excited to continue helping consumers navigate their financial questions in the year ahead.”

FOURTH QUARTER 2023 HIGHLIGHTS
•Credit cards revenue of $43.2 million decreased 18% year-over-year, primarily due to reduced marketing spending by our financial services partners amidst a combination of increasingly cautious underwriting and heightened balance sheet conservatism following the regional banking crisis.
•Loans revenue of $23.6 million was up 5% year-over-year, primarily due to growth in personal loans, partially offset by a decrease in mortgages reflecting higher interest rates and continuing macroeconomic headwinds.
•SMB products revenue, previously included in Other verticals, of $27.6 million was up 6% year-over-year, which—despite macroeconomic headwinds for the loans industry broadly—was more than offset by our ability to drive revenue growth in the other scaling areas of SMB products such as business credit cards.
•Emerging verticals revenue, previously named Other verticals, of $39.3 million was down 3% year-over-year, as a decrease in insurance products was partially offset by growth in banking products.
•We had 24 million average Monthly Unique Users (MUUs), which was up 24% year-over-year. We saw strong engagement in areas such as travel products, personal loans and insurance.

SUMMARY FINANCIAL RESULTS

	Quarter Ended		% Change	Quarter Ended	% Change
	Dec 31,	Dec 31,		Sep 30,
(in millions, except per share amounts)	2023	2022	YoY	2023	QoQ
Revenue	$133.7	$142.0	(6%)	$152.8	(12%)
Credit cards(1)	43.2	53.1	(18%)	54.0	(20%)
Loans(2)	23.6	22.4	5%	32.9	(28%)
SMB products(3)	27.6	25.9	6%	24.7	11%
Emerging verticals(4)	39.3	40.6	(3%)	41.2	(5%)

Income from operations	$4.6	$7.9	(42%)	$4.0	14%
Net income (loss)	$(2.3)	$8.9	NM	$(0.5)	348%

Net income (loss) per share
Basic	$(0.03)	$0.12	NM	$(0.01)	200%
Diluted	$(0.03)	$0.12	NM	$(0.01)	200%

Non-GAAP financial measures(5)
Non-GAAP operating income	$12.6	$13.7	(9%)	$9.5	30%
Adjusted EBITDA	$29.3	$31.0	(6%)	$26.7	9%

Cash and cash equivalents	$100.4	$83.9	20%	$86.6	16%
Average Monthly Unique Users(6)	24	20	24%	24	3%
______________
(1)    Credit cards revenue consists of revenue from consumer credit cards.
(2)    Loans revenue includes revenue from personal loans, mortgages, student loans and auto loans.
(3)    SMB products revenue includes revenue from loans, credit cards and other financial products and services intended for small and mid-sized businesses.
(4)    Emerging verticals revenue includes revenue from other product sources, including banking, insurance, investing and NerdWallet UK.
(5)    Non-GAAP operating income and adjusted EBITDA are non-GAAP measures. See “Non-GAAP Financial Measures” for more information.
(6)    We define a Monthly Unique User as a unique user with at least one session in a given month as determined by unique device identifiers.
Effective with the fourth quarter of 2023, given the relative size and long-term opportunity of SMB products, we present SMB products (previously included in Other verticals) as a separate revenue product category. Additionally, our historical Other verticals product category, exclusive of SMB products, is renamed Emerging verticals. The following table provides our historical revenue by product category:

	Quarter Ended
(in millions)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Credit cards	$43.2	$54.0	$51.2	$61.3	$53.1	$57.4	$54.6	$45.2
Loans	23.6	32.9	23.1	22.0	22.4	28.4	24.0	34.3
SMB products	27.6	24.7	23.7	25.2	25.9	23.3	21.0	21.2
Emerging verticals	39.3	41.2	45.3	61.1	40.6	33.5	25.6	28.4
Total revenue	$133.7	$152.8	$143.3	$169.6	$142.0	$142.6	$125.2	$129.1

QUARTERLY CONFERENCE CALL
A conference call to discuss NerdWallet’s fourth quarter 2023 financial results will be webcast live today, February 14, 2024 at 1:30 PM Pacific Time (PT). The live webcast is open to the public and will be available on NerdWallet’s investor relations website at https://investors.nerdwallet.com. Following completion of the call, a recorded replay of the webcast will be available on NerdWallet’s investor relations website.
SHAREHOLDER LETTER
A shareholder letter providing additional information and analysis can be found at NerdWallet’s investor relations website at https://investors.nerdwallet.com.
UPCOMING INVESTOR EVENT
On March 4, 2024 NerdWallet plans to release a video presentation for investors sharing more detail on our business and vision for the company as well as our long-term financial goals. The video will be available to the public on NerdWallet’s investor relations website at https://investors.nerdwallet.com.
ABOUT NERDWALLET
NerdWallet (Nasdaq: NRDS) is on a mission to provide clarity for all of life’s financial decisions. As a personal finance website and app, NerdWallet provides consumers with trustworthy and knowledgeable financial information so they can make smart money moves. From finding the best credit card to buying a house, NerdWallet is there to help consumers make financial decisions with confidence. Consumers have free access to our expert content and comparison shopping marketplaces, plus a data-driven app, which helps them stay on top of their finances and save time and money, giving them the freedom to do more. NerdWallet is available for consumers in the U.S., United Kingdom, Canada and Australia.
“NerdWallet” is a trademark of NerdWallet, Inc. All rights reserved. Other names and trademarks used herein may be trademarks of their respective owners.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited

	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
(in millions, except per share amounts)	2023	2022		2023	2022
Revenue	$133.7	$142.0	(6%)	$599.4	$538.9	11%
Costs and Expenses:
Cost of revenue	13.8	12.2	14%	54.0	39.8	36%
Research and development	20.3	19.4	4%	80.5	77.6	4%
Sales and marketing	80.4	87.5	(8%)	401.5	375.6	7%
General and administrative	14.6	14.4	2%	59.8	58.2	3%
Change in fair value of contingent consideration related to earnouts	—	0.6	(100%)	—	6.7	(100%)
Total costs and expenses	129.1	134.1	(4%)	595.8	557.9	7%
Income (Loss) From Operations	4.6	7.9	(42%)	3.6	(19.0)	NM
Other income (expense), net:
Interest income	0.9	0.9	0%	3.6	1.5	135%
Interest expense	(0.2)	(1.2)	(86%)	(0.8)	(2.5)	(69%)
Other losses, net	—	—	(27%)	(0.1)	—	85%
Total other income (expense), net	0.7	(0.3)	NM	2.7	(1.0)	NM
Income (loss) before income taxes	5.3	7.6	(30%)	6.3	(20.0)	NM
Income tax provision (benefit)	7.6	(1.3)	NM	18.1	(9.8)	NM
Net Income (Loss)	$(2.3)	$8.9	NM	$(11.8)	$(10.2)	16%

Net Income (Loss) Per Share Attributable to Common Stockholders
Basic	$(0.03)	$0.12	NM	$(0.15)	$(0.14)	7%
Diluted	$(0.03)	$0.12	NM	$(0.15)	$(0.14)	7%

Weighted-Average Shares Used in Computing Net Income (Loss) Per Share Attributable to Common Stockholders
Basic	76.5	74.6		76.7	70.6
Diluted	76.5	76.9		76.7	70.6

CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited

(in millions)	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$100.4	$83.9
Accounts receivable—net	75.5	87.0
Prepaid expenses and other current assets	22.5	18.3
Total current assets	198.4	189.2
Property, equipment and software—net	52.6	49.1
Goodwill	111.5	111.2
Intangible assets—net	46.9	64.1
Right-of-use assets	7.2	11.3
Other assets	2.0	0.8
Total Assets	$418.6	$425.7
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1.7	$3.6
Accrued expenses and other current liabilities	35.6	37.9
Contingent consideration—current	—	30.9
Total current liabilities	37.3	72.4
Other liabilities—noncurrent	14.4	11.6
Total liabilities	51.7	84.0
Commitments and contingencies
Stockholders’ equity	366.9	341.7
Total Liabilities and Stockholders’ Equity	$418.6	$425.7

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited

	Year Ended December 31,
(in millions)	2023	2022
Operating Activities:
Net loss	$(11.8)	$(10.2)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	48.2	37.0
Stock-based compensation	38.8	34.4
Change in fair value of contingent consideration related to earnouts	—	6.7
Deferred taxes	(0.5)	(12.6)
Non-cash lease costs	2.8	2.6
Other, net	2.9	1.3
Changes in operating assets and liabilities, net of business combination:
Accounts receivable	10.7	(18.7)
Prepaid expenses and other assets	(4.4)	(0.7)
Accounts payable	(1.8)	(5.6)
Accrued expenses and other current liabilities	(2.4)	5.8
Payment of contingent consideration	(14.0)	(11.5)
Operating lease liabilities	(3.1)	(2.4)
Other liabilities	6.7	(1.1)
Net cash provided by operating activities	72.1	25.0
Investing Activities:
Capitalized software development costs	(28.8)	(27.6)
Purchase of property and equipment	(0.7)	(4.6)
Business combination, net of cash acquired	—	(68.1)
Net cash used in investing activities	(29.5)	(100.3)
Financing Activities:
Payment of contingent consideration	(16.9)	(19.0)
Proceeds from line of credit	7.5	70.0
Payments on line of credit	(7.5)	(70.0)
Payment of debt issuance costs	(1.4)	—
Proceeds from exercise of stock options	10.2	7.7
Issuance of Class A common stock under Employee Stock Purchase Plan	3.0	4.5
Tax payments related to net-share settlements on restricted stock units	(1.1)	(0.6)
Payment of offering costs related to initial public offering	—	(1.0)
Repurchase of Class A common stock	(20.0)	—
Net cash used in financing activities	(26.2)	(8.4)
Effect of exchange rate changes on cash and cash equivalents	0.1	(0.2)
Net increase (decrease) in cash and cash equivalents	16.5	(83.9)
Cash and Cash Equivalents:
Beginning of period	83.9	167.8
End of period	$100.4	$83.9

NON-GAAP FINANCIAL MEASURES
We use non-GAAP operating income (loss), adjusted EBITDA and free cash flow in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our Board of Directors concerning our financial performance.
Non-GAAP operating income (loss): We define non-GAAP operating income (loss) as income (loss) from operations adjusted to exclude depreciation and amortization, and further exclude (1) impairment of right-of-use asset, (2) losses (gains) on disposals of assets, (3) change in fair value of contingent consideration related to earnouts, (4) deferred compensation related to earnouts, and (5) acquisition-related costs. We also reduce income from operations, or increase loss from operations, for capitalized internally developed software costs.
Adjusted EBITDA: We define adjusted EBITDA as net income (loss) from continuing operations adjusted to exclude depreciation and amortization, interest income (expense), net, provision (benefit) for income taxes, and further exclude (1) impairment of right-of-use asset, (2) losses (gains) on disposals of assets, (3) change in fair value of contingent consideration related to earnouts, (4) deferred compensation related to earnouts, (5) stock-based compensation, and (6) acquisition-related costs.
The above items are excluded from our non-GAAP operating income (loss) and adjusted EBITDA measures because these items are non-cash in nature, or because the amounts are not driven by core operating results and renders comparisons with prior periods less meaningful. We deduct capitalized internally developed software costs in our non-GAAP operating income (loss) measure to reflect the cash impact of personnel costs incurred within the time period.
We believe that non-GAAP operating income (loss) and adjusted EBITDA provide useful information to investors and others in understanding and evaluating our operating results and in comparing operating results across periods. Moreover, non-GAAP operating income (loss) and adjusted EBITDA are key measurements used by our management internally to make operating decisions, including those related to analyzing operating expenses, evaluating performance, and performing strategic planning and annual budgeting. However, the use of these non-GAAP measures have certain limitations because they do not reflect all items of income and expense that affect our operations. Non-GAAP operating income (loss) and adjusted EBITDA have limitations as financial measures, should be considered as supplemental in nature, and are not meant as substitutes for the related financial information prepared in accordance with GAAP. These limitations include the following:
•Non-GAAP operating income (loss) and adjusted EBITDA exclude certain recurring, non-cash charges, such as amortization of software, depreciation of property and equipment, amortization of intangible assets, impairment of right-of-use asset, and (losses) gains on disposals of assets. Although these are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and non-GAAP operating income (loss) and adjusted EBITDA do not reflect all cash requirements for such replacements or for new capital expenditure requirements;
•Non-GAAP operating income (loss) and adjusted EBITDA exclude acquisition-related costs, including acquisition-related retention compensation under compensatory retention agreements with certain key employees, acquisition-related transaction expenses, contingent consideration fair value adjustments related to earnouts, and deferred compensation related to earnouts;
•Adjusted EBITDA excludes stock-based compensation, including for acquisition-related inducement awards, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy; and
•Adjusted EBITDA does not reflect interest income (expense) and other gains (losses), net, which include unrealized and realized gains and losses on foreign currency exchange, as well as certain nonrecurring gains (losses).

Free cash flow: We define free cash flow as net cash provided by operating activities less capitalized software development costs and purchases of property and equipment. Free cash flow is a key measurement used by our management internally to evaluate our business performance and overall liquidity. We believe that free cash flow provides useful information for investors and others for determining the amount of cash available for investment in our business, strategic opportunities, repurchasing stock, strengthening our financial position and other purposes, as well as evaluating our historical and prospective liquidity. A limitation of the utility of free cash flow as a measure of financial performance and liquidity is that free cash flow does not represent the total increase or decrease in our cash balance for the period.
In addition, non-GAAP operating income (loss), adjusted EBITDA and free cash flow as we define them may not be comparable to similarly titled measures used by other companies. Because of these limitations, you should consider non-GAAP operating income (loss), adjusted EBITDA and free cash flow alongside other financial performance measures, including income (loss) from operations, net income (loss), cash flows from operating activities, and our other GAAP results.
We compensate for these limitations by reconciling non-GAAP operating income (loss) to income (loss) from operations, adjusted EBITDA to net income (loss) and free cash flow to net cash provided by operating activities, the most comparable respective GAAP financial measures, as follows:

	Three Months Ended December 31,		% Change	Year Ended December 31,		% Change
(in millions)	2023	2022		2023	2022
Income (loss) from operations	$4.6	$7.9	(42%)	$3.6	$(19.0)	NM
Depreciation and amortization	12.2	11.4	8%	48.2	37.0	30%
Acquisition-related retention	1.3	1.4	(11%)	5.3	2.8	89%
Deferred compensation related to earnouts	—	0.5	(100%)	—	1.7	(100%)
Impairment of right-of-use asset	1.4	—	NM	1.4	—	NM
Loss on disposal of assets	0.2	—	NM	0.2	—	NM
Change in fair value of contingent consideration related to earnouts	—	0.6	(100%)	—	6.7	(100%)
Acquisition-related expenses	0.1	0.1	52%	0.1	3.5	(96%)
Capitalized internally developed software costs	(7.2)	(8.2)	(11%)	(32.4)	(33.7)	(4%)
Non-GAAP operating income (loss)	$12.6	$13.7	(9%)	$26.4	$(1.0)	NM

Operating income (loss) margin	3%	6%		1%	(4%)
Non-GAAP operating income (loss) margin[1]	9%	10%		4%	(0%)

Net income (loss)	$(2.3)	$8.9	NM	$(11.8)	$(10.2)	16%
Depreciation and amortization	12.2	11.4	8%	48.2	37.0	30%
Stock-based compensation	9.5	9.1	4%	38.8	34.4	13%
Acquisition-related retention	1.3	1.4	(11%)	5.3	2.8	89%
Deferred compensation related to earnouts	—	0.5	(100%)	—	1.7	(100%)
Impairment of right-of-use asset	1.4	—	NM	1.4	—	NM
Loss on disposal of assets	0.2	—	NM	0.2	—	NM
Change in fair value of contingent consideration related to earnouts	—	0.6	(100%)	—	6.7	(100%)
Acquisition-related expenses	0.1	0.1	52%	0.1	3.5	(96%)
Interest (income) expense, net	(0.7)	0.3	NM	(2.8)	1.0	NM
Other losses, net	—	—	NM	0.1	—	85%
Income tax provision (benefit)	7.6	(1.3)	NM	18.1	(9.8)	NM
Adjusted EBITDA	$29.3	$31.0	(6%)	$97.6	$67.1	45%
Stock-based compensation	(9.5)	(9.1)	4%	(38.8)	(34.4)	13%
Capitalized internally developed software costs	(7.2)	(8.2)	(11%)	(32.4)	(33.7)	(4%)
Non-GAAP operating income (loss)	$12.6	$13.7	(9%)	$26.4	$(1.0)	NM

Net income (loss) margin	(2%)	6%		(2%)	(2%)
Adjusted EBITDA margin[2]	22%	22%		16%	12%
______________
(1)    Represents non-GAAP operating income (loss) as a percentage of revenue.
(2)    Represents adjusted EBITDA as a percentage of revenue.

	Year Ended December 31,		% Change
(in millions)	2023	2022
Net cash provided by operating activities	$72.1	$25.0	188%
Capitalized software development costs	(28.8)	(27.6)	5%
Purchase of property and equipment	(0.7)	(4.6)	(85%)
Free cash flow	$42.6	$(7.2)	NM

FINANCIAL OUTLOOK
We are providing guidance for the first quarter of 2024:
•Revenue is expected in the range of $155-$160 million, (7%) year-over-year at the midpoint
•GAAP operating income is expected in the range of $0-$3 million
•Non-GAAP operating income is expected in the range of $5-$8 million
•Adjusted EBITDA is expected in the range of $21-$24 million
We expect a 2024 annual GAAP operating income margin in the range of 3-4.5% and non-GAAP operating income margin in the range of 6.5-8%. We also expect a 2024 annual adjusted EBITDA margin in the range of 18-19.5%.
NerdWallet has not provided a quantitative reconciliation of forecasted GAAP net income (loss) to forecasted adjusted EBITDA within this communication because the Company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, income taxes which are directly impacted by unpredictable fluctuations in the market price of the Company’s capital stock. These items, which could materially affect the computation of forward-looking GAAP net income (loss), are inherently uncertain and depend on various factors, many of which are outside of NerdWallet’s control.
A reconciliation of forecasted operating income margin to forecasted non-GAAP operating income margin, and forecasted operating income to forecasted non-GAAP operating income is as follows:

	Forecasted Full Year 2024	Forecasted First Quarter 2024
(in millions)	Operating Income Margin[1]	Operating Income
GAAP	3-4.5%	$0-$3
Estimated adjustments for:
Depreciation and amortization	7-7.5%	11.5
Acquisition-related retention	1%	1
Capitalized internally developed software costs	(4.5)-(5%)	(7.5)
Non-GAAP	6.5-8%	$5-$8
______________
(1)    Operating income margin represents forecasted operating income as a percentage of forecasted revenue. Non-GAAP operating income margin represents forecasted non-GAAP operating income as a percentage of forecasted revenue.
For more information regarding the non-GAAP financial measures discussed in this communication, please see “Non-GAAP Financial Measures” above.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release are forward-looking statements, including, but not limited to, the statements in the section titled “Financial Outlook.” In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would” or the negative of these words or other similar terms or expressions. These forward-looking statements include, but are not limited to, statements concerning the following:
•the effect of macroeconomic developments, including but not limited to, inflation, rising interest rates, tightening credit markets and general macroeconomic uncertainty on our business results of operations, financial condition and stock price;
•our expectations regarding our future financial and operating performance, including total revenue, cost of revenue, non-GAAP operating income (loss), adjusted EBITDA, free cash flow, and MUUs;
•our ability to grow traffic and engagement on our platform;
•our expected returns on marketing investments and brand campaigns;
•our expectations about consumer demand for the products on our platform;
•our ability to convert users into registered users and improve repeat user rates;
•our ability to convert consumers into matches with financial services partners;
•our ability to grow within existing and new verticals;
•our ability to expand geographically;
•our ability to maintain and expand our relationships with our existing financial services partners and to identify new financial services partners;
•our ability to build efficient and scalable technical capabilities to deliver personalized guidance and nudge users;
•our ability to maintain and enhance our brand awareness and consumer trust;
•our ability to generate high quality, engaging consumer resources;
•our ability to adapt to the evolving financial interests of consumers;
•our ability to compete with existing and new competitors in existing and new market verticals;
•our ability to maintain the security and availability of our platform;
•our ability to maintain, protect and enhance our intellectual property;
•our ability to identify, attract and retain highly skilled, diverse personnel;
•our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business;
•the sufficiency of our cash, cash equivalents, and investments to meet our liquidity needs;
•our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture;
•our ability to successfully identify, manage, and integrate any existing and potential acquisitions;
•our ability to achieve expected synergies, accretive value and other benefits from completed acquisitions; and
•our share repurchase plan, including expectations regarding the amount, timing and manner of repurchases made under the plan.
You should not rely on forward-looking statements as predictions or guarantees of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results. These forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results or outcomes to be materially different from any future results expressed or implied by these forward-looking statements, including those factors described in filings we make with the SEC from time to time.
The forward-looking statements made in this press release speak only as of the date hereof. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations:
Caitlin MacNamee
ir@nerdwallet.com

Media Relations:
Kate Bondurant
press@nerdwallet.com